UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 29, 2008 (February 27, 2008)
GEORGIA-CAROLINA BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22891	58-2326075

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 Wheeler Road, Augusta, Georgia		30909

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(706) 731-6600
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On February 29, 2008, the board of directors elected Mac A. Bowman to serve as a Class II director for a term expiring at the 2008 Annual Meeting of Shareholders. The board plans to nominate Mr. Bowman for re-election at the 2008 Annual Meeting of Shareholders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA-CAROLINA BANCSHARES, INC.
By:	/s/ Patrick G. Blanchard
Patrick G. Blanchard
President and Chief Operating Officer

Dated: February 29, 2008